EMPLOYMENT AGREEMENT

               THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the day of July 14, 2000 (the "Effective Date"), by and between IXION BIOTECHNOLOGY, INC., a Delaware corporation (the "Company"), and WEAVER H. GAINES, an individual (the "Executive").

                                  WITNESSETH:

               WHEREAS, simultaneously with the execution of this Agreement, Q-MED AB ("Q-Med"), a Swedish Company, or a wholly-owned subsidiary of Q-Med will be acquiring in excess of fifty percent (50%) of the Company's common stock pursuant to a Stock Purchase Agreement of even date herewith (the "Stock Purchase Transaction"); and

               WHEREAS, prior to the Stock Purchase Transaction Executive served in the positions of Chairman of the Board of Directors and Chief Executive Officer of the Company; and

               WHEREAS, Executive has specialized knowledge of the Business of the Company as defined herein; and

               WHEREAS, the Company is engaged in the business of research, testing and product development of nutritional supplements and drugs for therapeutic treatment of oxalate related diseases and islet or stem cell replacement therapy products for the treatment of diabetes (hereinafter referred to as the "Business"); and

               WHEREAS, the Company wishes to continue to engage the exclusive services of Executive after the closing of the Stock Purchase Transaction; and

               WHEREAS, Executive wishes to accept employment by the Company as Chairman of the Board of Directors of the Company and as Chief Executive Officer of the Company;

               NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereby agree as follows:


I.       EMPLOYMENT

         The Company hereby employs Executive, and Executive hereby accepts employment initially as Chairman of the Board of Directors and as the Chief Executive Officer of the Company. The Company reserves the right to employ Executive in such other capacity and/or to change Executive's employment title and position as Chief Executive Officer of the Company as may be later designated by the Board of Directors from time to time without need for the parties herein to execute a new agreement reflecting such changes in Executive's employment with the Company. Executive acknowledges and agrees that such change in Executive's employment capacity or title with the Company shall not be subject to the provisions of subsection 10.3 herein.

II.      TERM

         Subject to the provisions for termination as hereinafter provided, the term of this Agreement shall commence on the Effective Date stated herein and terminate on December 31, 2002 (the "Term.) The Term shall be automatically extended for an additional two years beginning January 1, 2003 through December 31, 2004 (the "Extended Term") unless Executive's employment has been previously terminated pursuant to Article X hereof or the Company shall have given thirty
(30) days prior written notice to Executive stating that it does not wish to extend the Agreement for the Extended Term. The terms and conditions of Executive's employment during the Extended Term shall be the same as those set forth in this Agreement and shall be governed by this Agreement.

         All other employment and/or consulting agreements between Executive and the Company shall be null and void upon the Effective Date of this Agreement, and the terms and conditions of this Agreement shall hereinafter govern the relationship between Executive and the Company.

III.     COMPENSATION

         3.1 Base Compensation. During the Term of this Agreement, the Company shall compensate Executive at a base salary of One Hundred and Twenty-Five Thousand Dollars ($125,000.00) per year for any and all services rendered and to be rendered by Executive in connection with his employment (the "Base Salary"). Executive's Base Salary may be increased from time to time in the sole discretion of the Company without amendment to this Agreement.

         3.2 Incentive Compensation. During the Term of this Agreement, the Executive will be a full participant in any then-effective Company Annual Bonus Plan and Stock Option Plan (the "Incentive Plans") and such changes as the Company may make to such Incentive Plans from time to time.

         Moreover, Executive shall be entitled to participate in any and all other incentive compensation plans which the Company may authorize and make available to executives of the Company in the future.


IV.      BENEFITS

         4.1 Perquisites and Fringe Benefits. During the Term of this Agreement, the Executive will be entitled to reimbursement for up to Four

Thousand Dollars ($4,000) per year in total for social or country club memberships which shall be used principally in furtherance of the Company's Business. Executive shall be entitled to receive such other perquisites and fringe benefits that the Company's Board of Directors may authorize and make available to Executive in the future.

         4.2 Other Benefits. During the Term of this Agreement, the Executive will be entitled to participate in all then-effective employee benefit plans and/or programs (the "Benefit Plans") and such changes as the Company may make to such Benefit Plans from time to time.

V.       EXPENSE REIMBURSEMENT

         The Company shall reimburse Executive for all reasonable and necessary business expenses incurred by him in pursuit of the Company's Business subject to policies, procedures and guidelines of the Company in effect at the time the expenses are incurred. Such reimbursement shall occur upon the presentation by Executive of itemized bills, vouchers or accountings prepared in conformance with applicable regulations of the Internal Revenue Service and the policies and guidelines of the Company.

VI.      TAX DEDUCTIONS

         The Company shall deduct from Executive's compensation, all applicable local, state, Federal or foreign taxes, including income tax, withholding tax, social security tax and pension contributions (if applicable) from the compensation earned by Executive.

VII.     VACATION

         Executive shall be entitled to paid vacation days, paid holidays and other benefits in accordance with the policies and practices as are currently or may in the future be maintained by the Company.

VIII.    DUTIES
         Executive shall have such duties as assigned to him by the Board of Directors of the Company from time to time.

IX.      EXTENT OF SERVICE

         During the employment Term stated herein Executive shall exclusively devote his entire working time, attention and energy to his duties in connection with the Company's Business. Executive will not engage in any other business activity, regardless of whether such activity is pursed for profit, gain, or other pecuniary advantage. However, Executive is not prohibited from making personal investments in any company whose shares are traded on a national securities exchange, provided that those investments do not require Executive to participate in the operation of the companies in which Executive invests; moreover, the investment shall not exceed five percent (5%) of the total issued shares of any such company. Nothing herein shall be construed to limit Executive's charitable or civic activities or hobbies, provided, however, that such activities do not unreasonably interfere with Executive's performance of his responsibilities and obligations pursuant to this Agreement. Nothing herein shall require Executive to resign from any current relationship with any other business or organization such as serving as an advisor or director of such businesses or organization. Such businesses and organizations are: First ING Life Insurance Company of New York, Voyetra Turtle Beach, Inc., Bio-Florida, Inc., North Florida Technology Innovation Corporation of Gainesville, Caerus Firstround Partners, L.C., Aquagene, Inc., and Unified Financial Services, Inc. Nothing herein shall require Executive to divest himself of any interest in any of the aforementioned businesses or prohibit his purchasing additional interests in such businesses.

X.       TERMINATION OF EMPLOYMENT

         10.1 Termination  without Cause. The Company may, without cause,
terminate Executive's   employment  under  this  Agreement  upon  written
notice to the Executive, such notice to be effective upon receipt of such notice by the Executive.

         In the event the Company terminates Executive's employment pursuant to this subsection 10.1, the Company shall provide the Executive with a severance package in exchange for Executive's waiver of all rights, remedies, damages and any and all other relief to which Executive may otherwise be entitled to under this Agreement or in law. Such severance package shall consist of the following:

          (a) A lump sum payment in the amount equal to twelve (12) months of Executive's monthly Base Salary, which shall be payable to Executive within thirty (30) days of the last day of Executive's employment with the Company;

          (b) Payment of such amounts pursuant to the Incentive Plans as the Company reasonably determines would have been earned by the Executive in the year in which the Executive's employment was terminated;

          (c) With respect to the Stock Option Plan - (i) all unvested options shall immediately vest on the termination date; (ii) all unexercised options shall remain exercisable for the maximum period then permitted by the Internal Revenue Code of the United States; and (iii) if the Company elects to register its common stock under the Securities Act of 1933 and/or applicable state securities laws, the Company shall proved the Executive notice of such election, and, subject to the approval of the lead underwriter in any such registration, the Executive shall be entitled to "piggy-back" registration rights for not less than fifty percent of his shares at no expense, other than applicable broker's commissions.

          (d) All unvested restricted stock of the Company that has been issued to the Executive or reserved in Executive's name shall immediately vest on the termination date.

         10.2 Termination by Company for Cause. Company may, for Cause, terminate the Executive's employment under this Agreement upon written notice to the Executive, such notice to be effective upon receipt by the Executive of such notice. "Cause" includes, but is not limited to the following:

          (i) dishonest statements or acts by Executive with respect to the Company, or behavior in a manner that discredits or is detrimental to the reputation, character or standing of the Company or its subsidiaries; or

          (ii) theft or misappropriation of the Company's assets or information; or

          (iii) Conviction of a felony or misdemeanor involving moral turpitude, deceit, dishonesty or fraud, including without limitation, any form of sexual harassment; or

          (iv) Executive's continued failure to substantially and adequately perform his duties described herein after notice from the Company identifying the manner in which the Executive has not performed his duties and after a passage of five (5) days after written notification of the breach; or

          (v) Executive's breach of any of the covenants, terms or provisions in this Agreement, where Executive has failed to remedy the breach within five
     (5) days after written notification of the breach; or

          (vi) Executive's failure to comply with written instructions from the Company's Board of Directors and/or Chief Executive Officer which are reasonable and consistent with the Company's policies and practices; or

          (vii) Executive's gross negligence, willful misconduct or insubordination with respect to the Board of Directors and/or the Chief Executive Officer of the Company; or

          (viii) An action by the Board of Directors (the "Board") taken pursuant to the Bylaws of the Company , with the Executive abstaining from such vote, whereupon the Board determines that the Executive materially failed to meet the reasonable performance objectives established by the Board for Company-wide performance and for performance by the Executive.

         In the event that Executive's employment with the Company is terminated by the Company for cause, the Company shall have no further obligation hereunder from and after the date of such termination, except with respect to Base Salary computed in accordance with section 3.1 hereof.

         10.3 Termination by Executive for Good Reason. Executive may, for good reason, terminate his employment under this Agreement upon written notice to the Company, such notice to be effective upon receipt by the Company of such notice. "Good Reason" includes, but is not limited to the following:

               (i) a material reduction during the Term of this Agreement in the current level of the Executive's aggregate compensation, including Base Salary, Incentive Plans, Benefits Plans and any perquisites and/or fringe benefits (with the exception of reduction(s) in awards or benefits that is generally applicable to participants in Incentive Plans, Benefit Plans or any other plans, in accordance with the terms of the applicable plan); or

               (ii) a material breach by the Company of this Agreement.

               (iii)a diminution during the Term of this Agreement in the Executive's position, power, authority, duties or responsibilities as Chairman of the Board of Directors of the Company. Executive acknowledges and agrees that such termination for good reason shall apply only to Executive's position, power, authority, duties or responsibilities as Chairman of the Board of Directors of the Company and shall not apply to the Executive's position, power, authority, duties or responsibilities as Chief Executive Officer of the Company which is subject to the provisions of Section 1 herein.

In the event that Executive's employment with the Company is terminated by the Executive for "Good Reason," such termination shall be treated as a termination by the Company without cause pursuant to subsection 10.1 herein, thereafter, the Company shall have no further obligation hereunder from and after the date of such termination, except with respect to compensation and benefits earned by the Executive prior to such termination.


         10.4 Death. If Executive dies during the Term of this Agreement, this Agreement shall automatically terminate. The Company shall pay to the estate of Executive the unpaid prorated portion of Executive's monthly base salary for the period immediately prior to Executive's death and any prorated compensation earned by Executive pursuant to the Incentive Plans as of the date of Executive's death, whereupon the Company shall have no further financial obligations to Executive or Executive's estate.


         10.5 Disability. The Company may terminate this Agreement if Executive becomes physically or mentally incapacitated and by reason thereof, in the good faith judgment of the Company, is unable to perform his duties hereunder for a period of (fourteen) 14 consecutive days, and the condition is likely to continue for at least three (3) months, in the opinion of a licensed medical doctor. In the event the Company terminates this Agreement because of Executive's physical and/or mental disability, the Company shall compensate the Executive as if such termination was a termination without cause pursuant to subsection 10.1 herein, whereupon the Company shall have no further obligation to the Executive.

        10.6 Change of Control. The Company may terminate this Agreement upon thirty (30) days notice in the event of a sale of substantially all of the Company's assets, or a change in effective voting control of the Company, or a merger in which the Company is not the survivor ("Change in Control".) Upon such Change in Control, the Company shall compensate the Executive as if such termination was a termination without cause pursuant to subsection 10.1 herein, whereupon the Company shall have no further obligation to the Executive.

XI.      NON-COMPETITION & NON-SOLICITATION

         11.1 Non-Competition: As partial consideration for the Company's offering of employment to the Executive pursuant to the terms hereof and without any expectation by the Executive of further consideration, Executive agrees that he shall not, directly or indirectly, in any manner whatsoever, including without limitation, either individually or in partnership or jointly, or in conjunction with any other person or persons, as principal, employee, officer or otherwise or in any manner whatsoever, compete in any way with, or have a financial interest in, or advise or undertake to consult any business entity which competes, directly or indirectly, with the Company's Business for a period of one (1) year from the final date of Executive's employment with the Company. Nothing in the foregoing shall prohibit the Executive from holding up to five percent (5%) of the issued and outstanding securities of a corporate body of which securities are listed on a recognized stock exchange and which may compete with the Company. Nothing in this Article is intended to conflict with any local or state law.

         11.2 Non-Solicitation: As partial consideration for the Company's offering of employment to the Executive pursuant to the terms hereof and without any expectation by the Executive of further consideration, during the Term of this Agreement and for one (1) year after the date of termination of Executive's employment for any reason with the Company (or, if this period shall be unenforceable by law, then for such shorter period as shall be enforceable), Executive shall not directly or indirectly, solicit, hire or engage any full-time or part-time employee of the Company or any of its subsidiaries, or any contractor or agent of the Company who is performing material research or technical development activity for the Company.

         11.3 Remedies: Executive agrees that, in the event of a breach by Executive of the restrictive covenants set forth in subsections 11.1 and 11.2 above (the "Restrictive Covenants"), such a breach would irreparably injure the Company and would leave the Company with no adequate remedy at law. Executive further agrees that, if legal proceedings should have to be brought by the Company against the Executive to enforce the Restrictive Covenants, the Company shall be entitled to all available civil remedies, including without limitation:
                    (i) Preliminary and permanent injunctive relief restraining
               Executive from violating, directly or indirectly, either as an individual on his own account or as a partner, joint venturer, employee, agent, salesman, contractor, officer, director or shareholder or otherwise, the Restrictive Covenants;

                    (ii) Attorneys' fees in the trial and appellate courts and in all arbitration proceedings; and

                    (iii) Costs and expenses of investigation, litigation, and arbitration, including expert witness fees, deposition costs (appearance fees and transcript charges), injunction bond premiums, travel and lodging expenses, arbitration fees and charges, and all other reasonable costs and expenses.

Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other legal or equitable remedies available to it for breach or threatened breach of the Restrictive Covenants set forth in subsections 11.1 and
11.2 above. Executive agrees that damages resulting from a breach of the Restrictive Covenants by Executive are not readily ascertainable as of the date of this Agreement.

Should legal proceedings have to be brought by the Company against the Executive to enforce the Restrictive Covenants, the period of restriction shall be deemed to begin running on the date of entry of an order granting preliminary injunctive relief and shall continue uninterrupted for the next succeeding one
(1) year. Executive acknowledges that the purposes of the Restrictive Covenants would be frustrated by measuring the period of restriction from the date of termination of employment where the Executive failed to honor the Restrictive Covenants until directed to do so by court order.

XII.      CONFIDENTIAL BUSINESS INFORMATION:

          12.1 Confidentiality: During the Term of this Agreement and for so long as the Company conducts its Business, the Executive shall keep confidential and shall prevent communication to others, directly or indirectly of, any trade secret, patent, secret, invention, formulae or non-public information of any other sort relative to the Company or its subsidiaries, or any information concerning the Company's business procedures, standard documents, clients, and policies, including matters, though not technically trade secrets, where the dissemination of information might prove prejudicial to the Company or its subsidiaries, that being information not already available to the public or a matter of public record.

          12.2 Remedies: If legal proceedings should have to be brought by the Company against the Executive to enforce the confidentiality provisions of subsection 12.1 of this Agreement, the Executive recognizes, acknowledges and agrees that the Company shall be entitled to all available civil remedies, including without limitation:

                    (i) Preliminary and permanent injunctive relief restraining the Executive from any unauthorized disclosure or use of any trade secrets or confidential business information, in whole or in part, and from rendering any service to any person, partnership, firm, corporation, association, or other legal entity to whom or to which such trade secrets or confidential business information, in whole or in part, has been disclosed or is threatened to be disclosed;

                    (ii) Attorneys' fees in the trial and appellate courts and in all arbitration proceedings (which shall be awarded to the prevailing party in any such litigation or arbitration); and

                    (iii) Provided that the Company shall have been the
               prevailing party, costs and expenses of investigation, litigation and arbitration, including expert witness fees, deposition costs (appearance fees and transcript charges), injunction bond premiums, travel and lodging expenses, arbitration fees and charges, and all other reasonable costs and expenses.

Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other legal or equitable remedies available to it for breach or threatened breach of the provisions of subsection 12.1 of this Agreement, and the existence of any claim or cause of action of the Executive against the Company or any of its subsidiaries whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any of the provisions of this Agreement. The Company and the Executive agree that damages resulting from a breach of the prohibitions of subsection 12.1 by the Executive are not readily ascertainable as of the date of this Agreement.

XIII.     ASSIGNMENT OF RIGHTS:

          13.1 Assignment: All inventions, ideas, discoveries, processes, and formulae as well as all data and records pertaining thereto, which Executive, solely or in collaboration with others may develop or invent during the Term of this Agreement (whether or not actually conceived during regular business hours), and which in any way relate to the Business of the Company or any successors or assigns of the Company ("Inventions"), shall be promptly disclosed in writing to the Company and shall be the sole and exclusive property of the Company (and any successors or assigns of the Company) without obligation on the part of the Company (or any successors or assigns of the Company) to pay Executive any additional compensation therefore. Upon the request of the Company, the attorneys for the Company (or any successors or assigns of the Company), Executive shall execute from time to time during or after the termination of Executive's employment with the Company, such further instruments/documents, including, but not limited to, patent and copyright applications for such Inventions. Executive shall promptly assign all such Inventions to the Company. The decision to file for patent or copyright protection or to maintain such Inventions as a trade secret shall be in the sole discretion of the Company, and the Executive shall be bound by such decision.

         13.2 Remedies: If legal proceedings or other proceedings should have to be brought by the Company against the Executive to enforce the obligations of the Executive as set forth in subsection 13.1 of this Agreement, the Executive recognizes, acknowledges and agrees that the Company shall be entitled to all available civil remedies, including without limitation:

                    (i) Specific performance of the Executive of the obligations set forth in subsection 13.1 of this Agreement; and

                    (ii) Costs and expenses incurred by the Company in the
               enforcement of Executive's obligations under subsection 13.1 of this Agreement.

Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other legal or equitable remedies available to it for breach or threatened breach of the provisions of subsection 13.1 of this Agreement, and the existence of any claim or cause of action of the Executive against the Company or any of its subsidiaries whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any of the provisions of this Agreement. The Company and the Executive agree that damages resulting from a breach by the Executive of the obligations set forth in subsection 13.1 are not readily ascertainable as of the date of this Agreement.

XIV.     INDEMNIFICATION:

         Except with respect to any matter that may have been the basis for the Company's termination of Executive for Cause pursuant to subsection 10.2(11) or
(iii) herein, the Company will indemnify the Executive (including payment of expenses in advance of final disposition of the proceeding) to the fullest extent permitted by the laws of the State of Delaware and the Certificate of Incorporation and By-Laws of the Company, in each case as in effect on the date of any termination, whichever affords greater protection to the Executive; and the Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers, against all costs, charges, and expenses whatsoever incurred or sustained by me in connection with any action, suit, or proceeding to which Executive may be made a party by reason of his being or having been a director, officer, or employee of the Company or any of its subsidiaries or affiliates or my serving or having served any other enterprise as a director, officer, or employee at the request of the Company. The Company shall cause to be maintained in effect for not less than six years from any termination, policies of directors' and officers' liability insurance of at least the same coverage as those policies, if any, maintained by the Company on the date of the Executive's termination and containing terms and conditions which are no less advantageous than such policies, or if such coverage is not available, the best available coverage for equal cost to the Company.

XV.      PROPERTY; EXECUTIVE DUTY TO RETURN:

         The Company's and its subsidiaries' products, internal memoranda, inventions, processes, products, formulae and designs, and all other like information, including all copies, duplications, replications, and derivatives of such information, now in the possession of Executive or acquired by Executive after the execution of this Agreement and while in the employ of the Company, shall be the exclusive property of the Company and shall be returned to the Company no later than the final date of Executive's employment with the Company.

XVI.     NOTICES:

         Any and all notices required or permitted to be given pursuant to this Agreement shall be in writing, shall be either actually delivered or sent by United States mail or Federal Express or similar delivery service, return receipt requested, and shall be addressed to the parties at the addresses shown on the signature page

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

of this Agreement or at any subsequent  address provided in conformity with this
Article 16.

XVII.    ARBITRATION:

         The parties agree that in the case of any dispute between them, they will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by mediation in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes, provided that, in the event of an alleged breach by Executive of the terms of Article XII, hereof, the Company may seek injunctive or other equitable relief in any court having jurisdiction over the Executive.

         If the matter has not been resolved pursuant to the aforesaid mediation procedure within sixty days of the commencement of such procedure (which period may be extend by mutual agreement), the controversy shall be settled by arbitration in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes, by three arbitrators, of whom each party shall appoint one. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. ss. 1-16, and judgment upon the award rendered by the Arbitrator(s) may be entered by any court having jurisdiction thereof. The place of arbitration shall be Orange County, Florida.

         The prevailing party in such arbitration shall be entitled to an award of attorney's fees incurred during the mediation and arbitration.

XVIII.   WAIVER:

         The waiver by the Company or any of its subsidiaries of a breach or threatened breach of this Agreement by the Executive shall not be construed as a waiver of any subsequent breach by the Executive. The refusal or failure of the Company or any of its subsidiaries to enforce the provisions of Articles 11, 12 or 13 of this Agreement (or any similar agreement) against any other employee, agent or independent contractor, for any reason, shall not constitute a defense to the enforcement by the Company or any of its subsidiaries against the Executive of the provisions of Articles 11, 12 or 13.

XIX.     RULES OF CONSTRUCTION:

         19.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement, and it supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matter of the Agreement. Except as otherwise herein provided, no covenants, representation or condition not expressed in this Agreement, or in an amendment made and executed in accordance with the provisions of 19.2 of this Article, shall be binding upon the parties or shall

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


affect or be effective to interpret, change or restrict the provisions of this Agreement.

         19.2 Amendments. No change, modification or termination of any of the terms, provisions or conditions of this Agreement shall be effective unless made in writing and signed or initialed by all the parties to this Agreement.

         19.3 Governing Law. This Agreement shall be governed and construed in accordance with the statutory and decisional law of the State of Florida.

         19.4 Severability. If any paragraph, subparagraph or provision of this Agreement, or the application of such paragraph, subparagraph or provision, is held invalid by a court of competent jurisdiction, the remainder of this Agreement, and the application of such paragraph, subparagraph, or provision to persons or circumstances other than those with respect to which it is held invalid, shall not be affected.

         19.5 Survival. The terms of sections X, XI, XII, XIII, XIV, XVII, and XIX shall survive the termination of this Agreement for any reason.


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


IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                              the "COMPANY":


                              IXION BIOTECHNOLOGY, INC., a Delaware corporation
                              By:
                              Name:  ----------------------------------------

                              Title: -----------------------------------------


                              Address:  13709 Progress Boulevard
                              Box 13
                              Alachua, Florida  32615



                              the "EXECUTIVE":

                              WEAVER H. GAINES


                              By:
                                      ----------------------------------------

                              Address:  9922 SW 41st Road
                                        Gainesville, Florida  32608

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